FINANCIAL INSTRUMENTS & RISK MANAGEMENT	12 Months Ended
Dec. 31, 2025
Financial Instruments [Abstract]
FINANCIAL INSTRUMENTS & RISK MANAGEMENT	FINANCIAL INSTRUMENTS & RISK MANAGEMENT
Risk Management Overview
Pembina has exposure to counterparty credit risk, liquidity risk, and market risk. Pembina recognizes that effective management of these risks is a critical success factor in managing organization and shareholder value.
Risk management strategies, policies, and limits ensure risks and exposures are aligned to Pembina's business strategy and risk tolerance. Pembina's Board of Directors is responsible for providing risk management oversight and oversees how management monitors compliance with the organization's risk management policies and procedures. In addition, the Board of Directors reviews the adequacy of this risk framework in relation to the risks faced by Pembina. Internal audit personnel assist the Board of Directors in its oversight role by monitoring and evaluating the effectiveness of the organization's risk management system.
Counterparty Credit Risk
Counterparty credit risk represents the financial loss Pembina may experience if a counterparty to a financial instrument or commercial agreement fails to meet its contractual obligations to Pembina in accordance with the terms and conditions of such instruments or agreements with Pembina. Counterparty credit risk arises primarily from Pembina's trade and other receivables, finance lease receivables, advances to related parties and derivative financial instruments.
Pembina manages counterparty credit risk through established credit management techniques. These techniques include conducting comprehensive financial and other assessments of new high exposure counterparties, regular reviews of existing counterparties to monitor their creditworthiness, setting exposure limits, monitoring exposures against these limits, entering into master netting arrangements, and obtaining financial assurances where warranted. Pembina utilizes various sources of financial, credit and business information in assessing the creditworthiness of a counterparty. This information includes external credit ratings, where available, and in other cases, detailed financial statement analysis in order to generate an internal credit rating based on quantitative and qualitative factors. The Board of Directors has approved a counterparty exposure limit matrix which establishes the maximum exposure that can be approved for a counterparty based on debt rating. Pembina continues to closely monitor and reassess the creditworthiness of its counterparties, which has resulted in Pembina reducing or mitigating its exposure to certain counterparties where it was deemed warranted and permitted under contractual terms.
Financial assurances from counterparties may include guarantees, letters of credit and cash. As at December 31, 2025, letters of credit totalling approximately $249 million (2024: $276 million) were held primarily in respect of customer trade receivables.
Pembina typically has collected its trade receivables in full and at December 31, 2025, 98 percent were current (2024: 99 percent). Management defines current as outstanding accounts receivable under 30 days past due. Pembina has a general lien and a continuing and first priority security interest in, and a secured charge on, all of a shipper's petroleum products in its custody.
At December 31, the aging of trade and other receivables was as follows:

($ millions)	2025	2024
31-60 days past due	1	1
Greater than 61 days past due	2	2
	3	3
Pembina measures the lifetime expected credit loss at initial recognition and throughout the life of a customer trade receivable. The lifetime expected credit loss is determined based on Pembina's historical default rates, adjusted for forward-looking estimates. Management believes that customer trade receivables past due by greater than 30 days are fully collectible based on historical default rates.
Expected credit losses on finance lease receivables are determined using a probability-weighted estimate of credit losses, measured as the present value of all expected cash shortfalls, discounted at the interest rates implicit in the leases, using reasonable and supportable information about past events, current conditions, and forecasts of future economic conditions. Pembina considers the risk of default relating to lease receivables low based on its assessment of individual counterparty credit risk through the established credit management techniques as discussed above.
Pembina monitors and manages its concentration of counterparty credit risk on an ongoing basis. Pembina believes these measures minimize its counterparty credit risk, but there is no certainty that they will protect it against all material losses. As part of its ongoing operations, Pembina must balance its market and counterparty credit risks when making business decisions.
Liquidity Risk
Liquidity risk is the risk Pembina will not be able to meet its financial obligations as they come due. The following are the contractual maturities of financial liabilities, including estimated interest payments.

			Outstanding Balances Due by Period
As at December 31, 2025	Carrying Amount	Expected Cash Flows	Less Than 1 Year	1 - 3 Years	3 - 5 Years	More Than 5 Years
($ millions)
Trade payables and other	1,321	1,321	1,321	—	—	—
Loans and borrowings	11,666	18,020	1,059	2,681	2,683	11,597
Subordinated hybrid notes	1,022	1,409	54	108	108	1,139
Derivative financial liabilities	138	139	22	22	20	75
Lease liabilities	622	815	113	203	144	355
Pembina manages its liquidity risk by forecasting cash flows over a 12-month rolling time period to identify financing requirements. These financing requirements are then addressed through a combination of credit facilities and through access to capital markets, if required.
Market Risk
Pembina's results are subject to movements in commodity prices, foreign exchange, and interest rates. A formal Risk Management Program, which includes policies and procedures, has been designed to mitigate these risks.
a. Commodity Price Risk
Certain of the transportation contracts or tolling arrangements with respect to Pembina's pipeline assets do not include take-or-pay commitments from crude oil and natural gas producers and, as a result, Pembina is exposed to volume risk with respect to those assets. A decrease in volumes transported can directly and adversely affect Pembina's revenues and earnings. The demand for, and utilization of, Pembina's pipeline assets may be impacted by factors such as changing market fundamentals, capacity bottlenecks, operational incidents, regulatory restrictions, system maintenance, weather and increased competition. Market fundamentals, such as commodity prices and price differentials, natural gas and gasoline consumption, alternative energy sources and global supply disruptions outside of Pembina's control can impact both the supply of and demand for the commodities transported on Pembina's pipelines, which can, in turn, impact the demand for, and utilization of, Pembina's pipeline assets.
Pembina's Marketing business includes activities related to product storage, terminalling, and hub services. These activities expose Pembina to certain risks relating to fluctuations in commodity prices and, as a result, Pembina may experience volatility in revenue and impairments related to the book value of stored product. Primarily, Pembina enters into contracts to purchase and sell crude oil, condensate, NGL, power and natural gas at floating market prices. As a result, the prices of products that are marketed by Pembina are subject to volatility due to factors such as seasonal demand changes, extreme weather conditions, market inventory levels, general economic conditions, changes in global markets and other factors. Pembina manages its risk exposure by balancing purchases and sales to secure less volatile margins.
Notwithstanding Pembina's management of price and quality risk, marketing margins for commodities can vary and have varied significantly from period to period in the past. This variability could have an adverse effect on the results of Pembina's Marketing business and its overall results of operations. To assist in reducing this inherent variability in its Marketing business, Pembina has invested, and will continue to invest, in assets that have a fee-based revenue component.
Pembina is also exposed to potential price declines and decreasing frac spreads between the time Pembina purchases NGL feedstock and sells NGL products. Frac spread is the difference between the revenue from the sale of NGL if removed from a gas stream and the value such NGL would have had if left in the gas stream and sold at natural gas prices. Frac spreads can change significantly from period to period depending on the relationship between NGL and natural gas prices (the "frac spread ratio"), absolute commodity prices, transport differentials and changes in the Canadian to U.S. dollar exchange rate. In addition, there is also a differential between NGL product prices and crude oil prices which can change margins realized for midstream products. The amount of profit or loss made on the extraction portion of the business will generally increase or decrease with frac spreads. This exposure could result in variability of cash flow generated by the Marketing business.
Pembina’s commercial arrangements relating to its Cedar LNG capacity have given rise to commodity price risk exposure. These commercial arrangements have led to Pembina contracting its Cedar LNG capacity to third-party customers. Such contracting has incorporated, but not exclusively, pricing mechanisms that include spreads between global LNG and Canadian natural gas market pricing. The related pricing mechanism may result in additional cash flows to Pembina if spreads rise above specified thresholds, but in no instances will the pricing mechanism result in a reduction of cash flows. The pricing spread is subject to volatility, particularly in the context of the global LNG market, which is undergoing significant change and rebalancing. The inherent market exposure could result in variability of cash flow and earnings.
Pembina utilizes financial derivative instruments as part of its overall risk management strategy to assist in managing the exposure to commodity price, interest rate, cost of power, and foreign exchange risk. As an example of commodity price mitigation, Pembina actively fixes a portion of its exposure to frac spread margins through the use of derivative financial instruments. Pembina has also entered into power purchase agreements to secure cost-competitive renewable energy, fix the price for a portion of the power Pembina consumes, and reduce its emissions. Pembina's Marketing business is exposed to variability in quality, time and location differentials for various products, and financial instruments may be used to offset Pembina's exposures to these differentials.
The following table shows the impact on earnings if the underlying forward commodity prices of the derivative financial instruments increased or decreased by 15 percent, with other variables held constant.

As at December 31, 2025	15 Percent	15 Percent
($ millions)	Price Increase	Price Decrease
Crude oil(1)	(5)	5
Natural gas	8	(8)
NGL(2)	(19)	19
(1)    Includes condensate.
(2)    Includes propane and butane.
b. Foreign Exchange Risk
Certain of Pembina's cash flows, namely a portion of its commodity-related cash flows, certain cash flows from U.S. infrastructure assets, are subject to currency risk, arising from the denomination of specific cash flows in U.S. dollars. Additionally, a portion of Pembina's capital expenditures and loans to wholly-owned U.S. entities, may be denominated in U.S. dollars. Furthermore, the value of the investment in U.S. dollar denominated subsidiaries will fluctuate with changes in exchange rates when translated into Pembina's functional currency.
Pembina monitors, assesses and responds to these foreign currency risks using an active risk management program, which may include the issuance of U.S. dollar debt, and exchange of foreign currency for domestic currency at a fixed rate.
The following table shows the impact on earnings if the underlying foreign exchange risk rate of the derivative financial instruments increased or decreased by $0.10, with other variables held constant.

As at December 31, 2025	$0.10	$0.10
($ millions)	Rate Increase	Rate Decrease
U.S. to Canadian dollars	(10)	10
c. Interest Rate Risk
Interest bearing financial liabilities include Pembina's debt and lease liabilities. Pembina has floating interest rate debt in the form of its Credit Facilities, which subjects Pembina to interest rate risk. Pembina monitors and assesses variable interest rate risk and responds to this risk by issuing long-term debt with fixed interest rates or by entering into interest rate swaps.
Pembina's U.S. drawings on its Credit Facilities have variable rate components that reference the U.S. SOFR. Pembina's Canadian dollar drawings on its Credit Facilities have variable rate components that reference the CORRA.
At the reporting date, the interest rate profile of Pembina's interest-bearing financial instruments was:

As at December 31
($ millions)	2025	2024
Carrying amounts of financial liability
Fixed rate instruments(1)	12,005	12,173
Variable rate instruments(2)	1,305	1,148
	13,310	13,321
(1)    Includes lease liabilities and subordinated hybrid notes.
(2)    At December 31, 2025, there were no financial derivative contracts designated as cash flow hedging instruments. At December 31, 2024, this includes financial derivative contracts designated as cash flow hedging instruments, fixing the interest rates on U.S. $250 million of variable rate debt.

Cash Flow Sensitivity Analysis for Variable Rate Instruments
The following table shows the impact on earnings if interest rates at the reporting date would have increased or decreased by 100 basis points, with other variables held constant.

As at December 31, 2025	100 Basis Point	100 Basis Point
($ millions)	Increase	Decrease
Variable rate instruments	9	(9)
Fair Values
The fair value of financial instruments utilizes a variety of valuation inputs. When measuring fair value, Pembina uses observable market data to the greatest extent possible. Depending on the nature of these valuation inputs, financial instruments are categorized as follows:
a. Level 1
Level 1 fair values are based on inputs that are unadjusted observable quoted prices from active markets for identical assets or liabilities as at the measurement date.
b. Level 2
Level 2 fair values are based on inputs, other than quoted market prices included in Level 1, that are either directly or indirectly observable. Level 2 fair value inputs include quoted forward market prices, time value, and broker quotes that are observable for the duration of the financial instrument's contractual term. These inputs are often adjusted for factors specific to the asset or liability, such as, location differentials and credit risk.
Financial instruments that utilize Level 2 fair valuation inputs include derivatives arising from physical commodity forward contracts, commodity swaps and options, and forward interest rate and foreign-exchange swaps. In addition, Pembina's loans and borrowings utilize Level 2 fair valuation inputs, whereby the valuation technique is based on discounted future interest and principal payments using the current market interest rates of instruments with similar terms.
c. Level 3
Level 3 fair values utilize inputs that are not based on observable market data. Rather, various valuation techniques are used to develop inputs.
Financial instruments that utilize Level 3 fair valuation inputs include the following:
i.Power Purchase Agreements: Pembina's long-term power purchase agreements have given rise to embedded derivative instruments. The fair value of these embedded derivatives are measured using discounted projected cash flow models. The key unobservable inputs in the valuation include forecasted power prices from EDC Associates Ltd. and management estimates of renewable wind power pricing discounts. The power purchase agreements have a maturity date ranging from 2040 to 2041 and a notional that ranges from 100 megawatt ("MW") to 105 MW of renewable energy capacity. The forecasted power prices, before applying the forecasted wind power pricing discount, range from $52.54 per megawatt hour ("MWh") to $77.36 per MWh (2024: $46.69 MWh to $76.03 MWh). Lastly, the forecasted wind power pricing discount applied ranges from 50 percent to 67 percent (2024: 42 percent to 68 percent).
ii.Cedar LNG Capacity Commercial Arrangement: Pembina's provision of Cedar LNG transportation and liquefaction capacity to a third-party customer has given rise to an embedded derivative instrument with option features. The fair-value of this embedded derivative is measured using Black-Scholes option modelling, using a notional of 1.0 million tonnes of LNG per annum for a term of 20 years. The term commences when Cedar LNG becomes commercially operational. The key unobservable inputs in the valuation include: (a) the forecasted spread between the forward global Japan Korea Marker LNG index and the forward Alberta Energy Company ("AECO") natural gas index; and, (b) the forecasted volatility of such commodity prices. The forecasted spread between these market pricing indices ranges from $6.32 per Million British Thermal Units ("MMBtu") to $9.03 per MMBtu (in U.S. dollars). Lastly, the forecasted average volatility of such commodity prices is 18 percent.
The fair valuation of embedded derivative instruments is judged to be a significant management estimate. The respective assumptions and inputs are susceptible to change and may differ from actual future developments. This estimation uncertainty could materially impact the quantified fair value; and therefore, the gains and losses on derivative financial instruments.
The following table illustrates the sensitivity of Level 3 derivative financial instruments:

As at December 31		2025		2024
($ millions)		Earnings Increase	Earnings Decrease	Earnings Increase	Earnings Decrease
Power purchase agreements	Forward power prices and renewable wind power pricing discounts (+/-10 percent)	54	(54)	53	(53)
Cedar LNG capacity commercial arrangement	Forward commodity pricing (+/-10 percent) and volatility in commodity prices (+/-5 percent)	184	(102)	—	—
The carrying values of financial assets and liabilities in relation to their respective fair values, together with their appropriate fair value categorization are illustrated in the table below. Certain other non-derivative financial instruments measured at amortized cost, including cash and cash equivalents, trade receivables and other, trade payables and other, and other liabilities have been excluded since their carrying values are judged to approximate their fair values due to their nature and short maturity. These instruments would be categorized as Level 2 in the fair value hierarchy.

	December 31, 2025				December 31, 2024
	Carrying Value	Fair Value			Carrying Value	Fair Value
($ millions)		Level 1	Level 2	Level 3		Level 1	Level 2	Level 3
Financial assets carried at fair value
Derivative financial instruments(1)	128	—	14	114	13	—	13	—
Financial liabilities carried at fair value
Derivative financial instruments(1)	138	—	9	129	159	—	42	117
Financial liabilities carried at amortized cost
Long-term debt(2)	12,688	—	12,708	—	12,656	—	12,649	—
(1)    At December 31, 2025, all derivative financial instruments are carried at fair value through earnings. At December 31, 2024, all derivative financial instruments are carried at fair value through earnings, except for $5 million in interest rate derivative financial assets that were designated as cash flow hedge and matured on March 31, 2025.
(2)    Carrying value of current and non-current balances. Includes loans and borrowings and subordinated notes.
Changes in fair value of the derivative net liabilities classified as Level 3 in the fair value hierarchy were as follows:

For the year ended December 31
($ millions)	2025	2024
Level 3 derivative net (liability) asset at January 1	(117)	15
New contracts added(1)	176	—
Loss from power purchase agreements embedded derivatives(2)	(12)	(132)
Loss from Cedar LNG capacity commercial arrangement embedded derivative(2)	(62)	—
Level 3 derivative net liability at December 31	(15)	(117)
(1)    Relates to Cedar LNG’s embedded derivative arising from the Cedar LNG capacity commercial arrangement entered into during the fourth quarter of 2025.
(2)    Net realized and unrealized loss included in Revenue from risk management and derivative contracts (see Note 18 Revenue).

There were no transfers into or out of Level 3 during the year ended December 31, 2025.
Hedge Accounting
a. Net Investment Hedges
Pembina has designated certain U.S. dollar denominated debt as a hedge of the Company's net investment in U.S. dollar denominated subsidiaries and investments in equity accounted investees. This hedging activity is in aid of Pembina’s risk management strategy for foreign exchange risk. The designated debt has been assessed as having no ineffectiveness as the U.S. dollar denominated debt has an equal and opposite exposure to U.S. dollar fluctuations. The designated debt is recorded in loans and borrowings on the Consolidated Statements of Financial Position and all related gains and losses are recorded directly in other comprehensive income.
The details of the U.S. dollar denominated debt are as follows:

For the years ended December 31 ($ millions)	2025	2024
Notional amount of U.S. debt designated (in U.S. dollars)	250	250
Carrying value of U.S. debt designated	343	360
Maturity date	2030	2025
b. Cash Flow Hedges
Pembina had designated interest rate forward swaps as hedging instruments to manage interest rate risk exposure related to Credit Facilities. The designated interest rate forward swaps were recorded in derivative financial instruments on the Consolidated Statements of Financial Position and all related gains or losses were recorded directly in other comprehensive income, with realized gains or losses reclassified to net finance costs. The interest rate forward swaps matured on March 31, 2025.
There was no interest rate forward swap derivative instrument as at December 31, 2025. The interest rate forward swap derivative instruments as at December 31, 2024 had a notional amount of $360 million, a carrying value of $5 million, and a 2025 maturity date.
Gains and Losses from Derivative Instruments

For the years ended December 31
($ millions)	2025	2024
Derivative instruments held at fair value through earnings
Realized gain recorded in revenue from risk management and other derivative contracts
Commodity-related gain	(133)	(241)
Unrealized (gain) loss recorded in revenue from risk management and other derivative contracts
Commodity-related (gain) loss	(25)	170
Cedar LNG capacity commercial arrangement embedded derivative loss	62	—
Derivative instruments in hedging relationships
Interest rate loss recorded in other comprehensive income(1)	4	10
(1)    Unrealized losses or gains for designated cash flow hedges are recognized in impact of hedging activities in the Consolidated Statements of Earnings and Comprehensive Income, with realized losses or gains being reclassified to net finance costs. The movement in other comprehensive income relates to realized losses on interest rate forward swaps, which matured on March 31, 2025. A gain of $4 million was recognized during the first quarter of 2025, prior to the maturity date, that was reclassified to net finance costs (2024: $17 million realized gain). No losses or gains have been recognized in net income relating to discontinued cash flow hedges.